                                                                  EXHIBIT 10.126

                        FIRST AMENDMENT TO CONSOLIDATED
                       AMENDED AND RESTATED MASTER LEASE

     THIS FIRST AMENDMENT TO CONSOLIDATED AMENDED AND RESTATED MASTER LEASE ("Amendment") is executed and delivered as of this 30th day of September, 2001 by and between STERLING ACQUISITION CORP., a Kentucky corporation ("Lessor"), and DIVERSICARE LEASING CORPORATION, a Tennessee corporation ("Lessee").

                                   RECITALS:

     A. Lessor and Lessee have entered into that certain Consolidated Amended and Restated Master Lease dated as of November 8, 2000 to be effective as of October 1, 2000 (the "Lease"), providing for the amendment, restatement and consolidation of the "Existing Leases" as more particularly described therein.

     B. Lessor and Lessee desire to mutually amend and modify the Lease as more particularly set forth herein.

     C. Lessor and Lessee agree that for and in consideration of the mutual covenants of the parties hereto, and other good and valuable consideration to the parties hereto, the receipt and sufficiency of which is hereby acknowledged and confessed by the parties, and for the benefit which will inure to each party from the execution of this Amendment, Lessor and Lessee hereby agree to amend and modify the Lease as follows, with each amendment and modification to be effective as of the date above.

     The parties agree as follows:

     1. Amendment Definitions. Any capitalized term used but not defined in this Amendment will have the meaning assigned to such term in the Lease. In addition to the other definitions contained herein, when used in this Amendment the following term shall have the following meaning:

     Transaction Documents: The Lease and the security agreements, pledge agreements, subordination agreements, guaranties and other documents which evidence, secure or otherwise relate to the Lease.

     2. New Facility to Exhibits A and Exhibit B. Exhibit A to the Lease is amended by the addition of Exhibit A-29 to this Amendment. Effective as of the date hereof, the real property described on Exhibit A-29 to this Amendment and the improvements thereon commonly known as Hardee Manor Care Center shall constitute a Leased Property and comprise a part of the Leased Properties described in and subject to the lease. Exhibit B
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to the Lease is amended by the addition of the items listed in Exhibit B to this Amendment.

         3. Amended and Restated Security Agreement. Lessor and Lessee agree that Schedule 1 of that certain Amended and Restated Security Agreement by and between the parties hereto and dated November 8, 2000 shall be amended to include the new facility added in Exhibit A-29 to this Amendment.

         4. Execution and Counterparts. This Amendment may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed to be an original, but when taken together shall constitute one and the same Amendment.

         5. Headings. Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of the Amendment.

         6. Enforceability of Transaction Documents. Except as expressly and specifically set forth herein, the Transaction Documents remain unmodified and in full force and effect. In the event of any discrepancy between any other Transaction Document and this Amendment, the terms and conditions of this Amendment will control and such other Transaction Document is deemed amended to conform hereto.


                             SIGNATURE PAGES FOLLOW
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         IN WITNESS WHEREOF, the parties have executed this Amendment by their duly authorized officers as of the date first above written.


                                         LESSOR:

                                         STERLING ACQUISITION CORP., a Kentucky
                                         corporation


                                         By:   /s/ Scott Kellman
                                            -----------------------------------

                                            Name:  Scott Kellman
                                                  -----------------------------

                                            Title: COO
                                                  -----------------------------



                                         LESSEE:

                                         DIVERSICARE LEASING CORPORATION,
                                         a Tennessee corporation


                                         By:   /s/ William R. Council III
                                            -----------------------------------

                                            Name:  William R. Council III
                                                  -----------------------------

                                            Title: Executive Vice President
                                                  -----------------------------

THE STATE OF Michigan    )
             --------
                                :ss
COUNTY OF  Washtenaw     )
           ---------


         This instrument was acknowledged before me on the 20th day of September 2001, by Scott Kellman, the Chief Operating Officer of Sterling Acquisition Corp., a Delaware corporation, on behalf of the corporation


/s/ Jacqueline P. March
---------------------------------
Notary Public                        (Notary Stamp):


                , County,
---------------          --------
My commission expires:



THE STATE OF Tennessee    )
                                 :ss
COUNTY OF Williamson      )



         This instrument was acknowledged before me on the 19th day of September, 2001, by William R. Council III, the Executive Vice President of Diversicare Leasing Corporation, a Tennessee corporation, on behalf of the corporation



/s/ Andrea Neiderland
---------------------------------
Notary                                   (Notary Seal)


                , County,
---------------          --------
My commission expires:
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                                 ACKNOWLEDGMENT

         The undersigned consents to the transactions contemplated by this Amendment, ratifies and affirms its Guaranty dated as of November 8, 2000 and acknowledges and agrees that the performance of the Transaction Documents, including the Lease, is secured by its Guaranty on the same terms and conditions in effect prior to this Amendment.

                                        GUARANTORS:

                                        ADVOCAT, INC. a Delaware corporation


                                        By: /s/ William R. Council III
                                            ------------------------------

                                            Name: WILLIAM R. COUNCIL III
                                                  ------------------------

                                            Title: EXECUTIVE VICE PRESIDENT
                                                   ------------------------



                                        ADVOCAT FINANCE, INC. a Delaware
                                        corporation


                                        By: /s/ William R. Council III
                                            ------------------------------

                                            Name: WILLIAM R. COUNCIL III
                                                  ------------------------

                                            Title: EXECUTIVE VICE PRESIDENT
                                                   ------------------------



                                        DIVERSICARE MANAGEMENT SERVICES
                                        CO., a Tennessee corporation

                                        By: /s/ William R. Council III
                                            ------------------------------

                                            Name: WILLIAM R. COUNCIL III
                                                  ------------------------

                                            Title: EXECUTIVE VICE PRESIDENT
                                                   ------------------------

                             EXHIBIT A TO AMENDMENT

                                  EXHIBIT A-29

                              DESCRIPTION OF LAND

Name of Facility: Hardee Manor Care Center

Facility Address: 401 Orange Place, Wauchula, Florida 33873

Legal Description:

All of Blocks E and F of MOONLIGHT PARK SUBDIVISION, to the City of Wauchula, in Section 9, Township 34 South, Range 25 East and in Plat Book 4, page 9, public records of Hardee County, Florida.

Being the same property conveyed to Grantor herein by Warranty Deed recorded in Book 244, Page 522, in the Office of Circuit Court Clerk, Hardee County, Florida.

AND

That portion of Ninth Avenue lying between Orange Place and Grove Street and between Blocks E and F of MOONLIGHT PARK SUBDIVISION to the City of Wauchula, public records Hardee County, Florida.

Being the same property conveyed to Grantor herein by Warranty Deed recorded in Book 257, Page 497, in the Office of Circuit Court Clerk, Hardee County, Florida.

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                             EXHIBIT B TO AMENDMENT

                                   EXHIBIT B

                              PERMITTED EXCEPTIONS

39. Taxes for the year 2001 and subsequent years. (Affects Hardee, Hardee County, Florida)

40.  Applicable zoning ordinances. (Affects Hardee, Hardee County, Florida)

41. Bill of Sale Absolute recorded in O.R. Book 200, page 278 of the public records of Hardee County, Florida. (Transfers ownership from First Hardee Service Corporation to City of Wauchula, of all rights and privileges of water main, fire hydrants service, meter and accessories, sanitary sewers, lift station pumps and accessories and easements as shown on the plans thereof) both blocks in Hardee County, Florida. (Affects Hardee, Hardee County, Florida)

42. Rights of patients under unrecorded resident agreements. (Affects Hardee, Hardee County, Florida)